UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 1, 2005 (August 28, 2005)

INTAC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32621	98-0336945
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Unit 6-7, 32/F., Laws Commercial Plaza 788 Cheung Sha Wan Road
Kowloon, Hong Kong		Not applicable
(Address of principal		(Zip Code)
executive offices)

Registrant’s telephone number, including area code: 011 (852) 2385.8789

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 28, 2005, the Board of Directors of INTAC International, Inc. (the “Company”) approved the acceleration of vesting of all unvested options to acquire shares of the Company’s common stock.  These options were previously awarded in 2003 and 2004 under the Company’s 2001 Long Term Incentive Plan and were to vest in three equal annual installments after the date of grant.  Options to purchase 200,000 shares of common stock at exercise prices between $9.50 and $15.75, prices above the current market price of the Company’s common stock, are subject to this acceleration. The option agreements underlying the options subject to acceleration will be amended to reflect the acceleration and all other terms and conditions applicable to outstanding stock option grants will remain in effect.

Of the 200,000 options affected by the acceleration, options to purchase 150,000 shares of common stock were held by our directors as set forth below:

		Number of
		Options	Exercise
Name	Position	Accelerated	Price

Theodore P. Botts	Director	50,000	$9.89

Kevin K. Jones	Director	50,000	$15.75

Larrie A. Weil	Director	50,000	$15.75

		150,000

The acceleration of the vesting of these options is being undertaken primarily to eliminate the related future stock-based compensation expense.  Upon the commencement of fiscal year 2006, on October 1, 2005, the Company will be required to adopt the provisions of Statement of Financial Accounting Standard No. 123R “Share Based Payment” (“SFAS 123R”) which requires the recognition of stock-based compensation associated with stock options as an expense in financial statements.  We estimate that the stock-based compensation expense associated with the accelerated options would amount to approximately $525,000 on a pre-tax basis ($331,000 in fiscal year 2006, $182,000 in fiscal year 2007 and $12,000 in fiscal year 2008).

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 28, 2005, the Board of Directors of the Company amended the Company’s bylaws as follows:

•                  Section 3.2 was amended to provide that directors hold office for the term for which they were elected, rather than until their successor is duly elected and qualified.

•                  Section 3.5 was amended to allow special meetings of the Board of Directors to be called on the written request of any two directors, in addition to the other means specified in the bylaws.

A copy of the amendment to the bylaws is filed herewith as Exhibit 3.1.

Additionally, on August 28, 2005, the Board of Directors approved changing the Company’s fiscal year end from December 31 to September 30.  As the Company previously has disclosed, the Company’s annual report on Form 10-K for the year ended December 31, 2004 failed to include a report of management as to the effectiveness of the Company’s internal control over financial reporting and the related report of the Company’s independent public accounting firm on management’s assessment of the effectiveness of internal control over financial reporting (collectively, the “Attestations”) as required by Section 404 of the Sarbanes-Oxley Act of 2002.  As a result, the Company did not comply with the Nasdaq rules for continued listing.  In July 2005, Nasdaq, after consultation with the Staff of the Securities and Exchange Commission (“SEC”), determined that management’s failure to complete its assessment of internal controls over financial reporting and include the required auditor’s opinion will not result in the delisting of the Company’s common stock from Nasdaq, provided the Company is taking all steps required by the Staff of the SEC to address these issues.  To remedy the filing delinquency of the Company’s 2004 Form 10-K, the Company has committed to Nasdaq and the SEC to change its fiscal year end to September 30, from December 31, and to complete the work required to provide the Attestations by September 30, 2005, such that the Attestations will be included in the Form 10-K to be filed for the transition period from January 1, 2005 through September 30, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibit No.

3.1 – Amendment No. 1 to Bylaws

Forward Looking Statements

Certain information included in this report contains certain statements (other than statements of historical fact) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, without limitation, those related to the Company’s expectations regarding the impact of accelerated vesting of options on its financial results in future periods.  When used herein, the words “budget,” “budgeted,” “assumes,” “should,” “goal,” “anticipates,” “expects,” “believes,” “seeks,” “plans,” “estimates,” “intends,” “projects” or “targets” and similar expressions that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements. Where any forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, we caution that while we believe these assumptions or bases to be reasonable and to be made in good faith, assumed facts or bases almost always vary from actual results and the difference between assumed facts or bases and the actual results could be material, depending on the circumstances. It is important to note that our actual results could differ materially from those projected by such forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable and such forward-looking statements are based upon the best data available at the date this report is filed with the SEC, we cannot assure you that such expectations will prove correct. Factors that could cause our results to differ materially from the results discussed in such forward-looking statements include, but are not limited to, the following: the possibility that SFAS 123R could be changed, amended or interpreted in a manner that would change the Company’s current assessment of the adoption of SFAS 123R on the acceleration of vesting of stock options and the final results of closing the Company’s books for future financial periods; as well as other risks detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005.  All such forward-looking statements in this document are expressly qualified in their entirety by the cautionary statements in this paragraph, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

Contact: J. David Darnell, Senior Vice President and Chief Financial Officer, 469-916-9891, for further information.

Internet:   http://www.intac-international.com

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTAC INTERNATIONAL, INC.

By:	/s/ J. David Darnell
J. David Darnell
Senior Vice President and Chief Financial Officer

Date: September 1, 2005

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to Bylaws